                                                                      Exhibit 23

                          INDEPENDENT AUDITORS CONSENT

We consent to the incorporation by reference in the Registration Statement (Form
S-8 No.  333-53289) of ITEX  Corporation of our report dated September 24, 2002, with respect to the  financial  statements of ITEX  Corporation  included in the
Annual  Report  (Form  10-KSB and Form  10-KSB/A-1)  for the year ended July 31,
2002.

Ehrhardt Keefe Steiner & Hottman PC

November 22, 2002
Denver, Colorado